UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Waiver and Consent No. 1 to Credit Agreement

On March 22, 2019, The Kraft Heinz Company (the “Company”), Kraft Heinz Foods Company (the “Parent Borrower”), certain lenders party thereto (the “Required Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), entered into a Waiver and Consent No. 1 (the “Waiver”) with respect to that certain Credit Agreement, dated as of July 6, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Credit Agreement provides for a senior unsecured revolving credit facility, which matures on July 6, 2023. As of both December 29, 2018 and March 22, 2019, there were no outstanding borrowings under the revolving credit facility.

Pursuant to the Waiver, the Required Lenders and the Agent granted a one-time temporary waiver of compliance by the Company and the Parent Borrower with respect to the requirement to furnish the lenders a copy of the consolidated financial statements for the Company’s fiscal year ended December 29, 2018 as set forth in the Credit Agreement. Pursuant to the Waiver, the Company is required to provide the consolidated financial statements to the lenders no later than May 14, 2019.

The Waiver includes customary representations and does not limit, impair or constitute a waiver of the rights and remedies of the lenders or the Agent, and except as expressly provided in the Waiver, does not amend or affect the terms of the Credit Agreement.

The foregoing description of the Waiver is only a summary of the material terms and does not purport to be complete, and is qualified in its entirety by reference to the Waiver, which is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Waiver and Consent No. 1 to Credit Agreement, dated as of March 22, 2019, to the Credit Agreement dated as of July 6, 2015, by and among The Kraft Heinz Company, Kraft Heinz Foods Company, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Europe Limited, as London agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: March 22, 2019	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Corporate Affairs; Corporate Secretary

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